Exhibit 99.8

FOURTH QUARTER AND FULL YEAR 2004 EARNINGS REVIEW JANUARY 20, 2005

2004 YEAR IN REVIEW EPS of $2.11, up 98 cents from 2003* Automotive operating-related cash flow of $1 billion** Cost savings of almost $900 million*** Successful vehicle launches, including Five Hundred, Freestyle, Mustang, European Focus, and LR3 / Discovery Market share increase in Europe, South America, and Asia Pacific South America solidly profitable Europe improved results by over $1.2 billion* Record earnings at Ford Credit Hertz profits more than doubled Intensely competitive global auto industry Commodity price increases Healthcare costs Exchange rates Market share in North America Jaguar Visteon Accomplishments Continuing Challenges * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest See Appendix (page 1) for calculation. Excluding special items; see Slide 4 and Appendix (pages 2, 3, and 4) for reconciliation to GAAP ** See Slide 21 for calculation and Appendix (pages 16 and 17) for reconciliation to GAAP; before pension and long-term VEBA contributions and tax refunds *** At constant volume, mix, and exchange; excluding special items

TOTAL COMPANY FOURTH QUARTER 2004 SUMMARY Earnings per share of $0.28 from continuing operations, excluding special items, and net income of $0.06 per share* In North America, net pricing was positive, despite the competitive market South America profitable Disappointing results at P.A.G. Strong performance continued at Ford Credit and Hertz Continued strong liquidity Pre-tax charge of $600 million related to Visteon * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest See Appendix (page 1) for calculation. Excluding special items; see Slide 4 and Appendix (pages 2, 3, and 4) for reconciliation to GAAP

Earnings Per Share Net Income $ 0.06 $0.49 $ 1.73 $ 1.46 Continuing Ops. -- Excl. Special Items 0.28 (0.02) 2.11 0.98 After-Tax Profits (Mils.) Net Income $ 104 $ 897 $3,487 $2,992 Continuing Ops. -- Excl. Special Items 555 (40) 4,280 2,087 Memo: Tax Rate (18.0)% 43.1 Pts. 22.5% 6.2 Pts. Pre-Tax Profits (Mils.) Incl. Special Items $(213) $ 922 $4,853 $3,514 Excl. Special Items 531 (339) 5,813 2,413 Revenue (Bils.) Total Sales and Revenue $44.7 $ (1.2) $170.8 $ 7.2 Automotive Sales 38.9 (0.9) 147.1 8.8 Vehicle Unit Sales (000) 1,751 (133) 6,798 62 Automotive Cash, Marketable and Loaned Securities and Short-term VEBA* (Bils.) Gross** $23.6 $(2.3) $23.6 $(2.3) Net of Total Debt 5.2 0.1 5.2 0.1 Operating-Related Cash Flow*** 1.5 0 1.0 0.9 TOTAL COMPANY FOURTH QUARTER AND FULL YEAR RESULTS 2004 B / (W) 2003 Fourth Quarter * Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations ** See Slide 21 for calculation and Appendix (page 16) for reconciliation to GAAP *** Before pension and long-term VEBA contributions and tax refunds; see Slide 21 for calculation and Appendix (pages 16 and17) for reconciliation to GAAP 2004 B / (W) 2003 Full Year

TOTAL COMPANY

2004 INCOME FROM CONTINUING OPERATIONS COMPARED WITH NET INCOME

	Fourth Quarter			Full Year		
	Earnings Per Share*	After-Tax Profit (Mils.)	Memo: Pre-Tax Profit** (Mils.)	Earnings Per Share*	After-Tax Profit (Mils.)	Memo: Pre-Tax Profit** (Mils.)
Income from Continuing Operations Excluding Special Items	$ 0.28	$ 555	$ 531	$ 2.11	$4,280	$5,813
Special Items						
- Visteon Charges	$(0.18)	$(390)	$ (600)	$(0.18)	$ (390)	$ (600)
- Fuel Cell Technology Charges	(0.01)	(21)	(21)	(0.07)	(140)	(182)
- P.A.G. Improvement Plan	(0.03)	(56)	(87)	(0.03)	(71)	(110)
- European Improvement Plan	–	–	–	(0.02)	(32)	(49)
- Property Clean-up Settlement ***	0.01	29	45	0.01	29	45
- Disposition of Non-Core Businesses	(0.02)	(53)	(81)	(0.02)	(42)	(64)
Dilution Effect of Special Items	(0.02)	–	–	–	–	–
Total Special Items	$(0.25)	(491)	$ (744)	$(0.31)	$ (646)	$ (960)
Income from Continuing Operations	$ 0.03	$ 64	$ (213)	$ 1.80	$3,634	$4,853
Discontinued Operations	0.03	40		(0.07)	(147)	
Net Income	$ 0.06	$ 104		$ 1.73	$3,487	

* Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest
See Appendix (page 1) for calculation

** See Appendix (page 2) for complete reconciliation of EPS due to Discontinued Operations

*** Non-Automotive item

4

FORD-VISTEON UPDATE Constructive discussions continuing Visteon is current with all obligations to Ford $600 million pre-tax charge to establish a reserve against an OPEB receivable from Visteon

TOTAL COMPANY 2004 PRE-TAX PROFIT / (LOSS) BY SECTOR Full Year (Mils.)* Financial Services Total Automotive Total Automotive Fin Svcs 2Q 5813 850 4963 * Excluding special items; see Slide 4 and Appendix (pages 2, 3, and 4 ) for reconciliation to GAAP Total Auto Fin Svcs 2Q 531 -470 1001 Financial Services Automotive Memo: B / (W) 2003 $(339) $(483) $144 $2,413 $697 $1,716 Fourth Quarter (Mils.)* Total $531 $1,001 $(470) $5,813 $850 $4,963

Fourth Quarter (Bils.)* * Excluding special items; see Slide 4 and Appendix (pages 2, 3, and 4) for reconciliation to GAAP Full Year (Bils.)* 2002 2003 Volume Revenue Cost Exchange Other 153 850 -710 1105 882 -999 400 $1.1 $(0.7) 2003 Net Pricing Cost Perf. $0.9 Volume / Mix 2004 $.85 2002 2003 Volume Revenue Cost Exchange Other 13 -470 -1381 618 6 -400 700 $0.6 $(1.4) Net Pricing Cost Perf. $0 Volume / Mix 2004 $(0.5) $0.7 Other 2003 $0 Other $0.5 AUTOMOTIVE SECTOR 2004 AUTOMOTIVE PRE-TAX PROFIT COMPARED WITH 2003 $0.7 $.15 $(0.5) $(0.4) Exchange $(1.1) Exchange

AUTOMOTIVE SECTOR FULL YEAR COST PERFORMANCE Quality Mfg. Eng Overhead Net Product D&A Pension -0.1 1.2 0.3 0 -0.6 0.1 2004 Costs B / (W) 2003 (Bils.)* Net Product Costs Quality Related Pension / Healthcare Deprec. / Amort. Mfg. / Engrg. Overhead * At constant volume, mix, and exchange; excluding special items Total $0.9 Bils. $(0.1) $0.3 $0 $0.1 $(0.6) $1.2 Memo: Fourth Qtr. $0 $0.3 $(0.2) $(0.2) $0 $0.1

AUTOMOTIVE SECTOR 2004 PROFIT / (LOSS) Fourth Quarter (Mils.)* Pre-Tax Profits / (Losses) by Segment Memo: B / (W) 2003 $(483) $(627) $(500) $(26) $670 $697 $(58) $310 $117 $328 * Excluding special items; see Slide 4 and Appendix (pages 2, 3, and 4) for reconciliation to GAAP Full Year (Mils.)* WW Americas Europe/PAG AP/Africa Other 2Q -470 -426 -324 -22 302 World- wide Other Auto. Americas $(470) $302 $(426) $(324) Europe / P.A.G. AP & Africa / Mazda $(22) WW Americas Europe/PAG AP/Africa Other 2Q 850 1606 -626 163 -293 World- wide Other Auto. Americas $850 $(293) $1,606 $(626) Europe / P.A.G. AP & Africa / Mazda $163

AUTOMOTIVE SECTOR -- NORTH AMERICA FOURTH QUARTER KEY METRICS -- 2004 vs. 2003 2003 2004 Revenue 22.8 21.1 2004 2003 $21.1 $22.8 Revenue (Bils.) 2003 2004 Vehicle Unit Sales 1022 912 2004 2003 912 1,022 Vehicle Unit Sales (000) 2003 2004 PBT 205 -470 $205 2004 2003 Pre-Tax Profits (Mils.)* Memo: U.S. Market Share 19.0% 17.7 % Full Year 3,810 3,623 $83.6 $83.0 $1,793 $1,466 U.S. Market Share 19.2% 18.0% * Excluding special items; see Slide 4 and Appendix (pages 2, 3, and 4) for reconciliation to GAAP $(470)

YTD 01 YTD 02 YTD 03 YTD 04 Net Rev 20717 21001 21729 22390 2002 Full Year Per Unit Revenue* 2003 2004 * Excluding FIN46 ** See Appendix (page 9) for reconciliation to Automotive Sales $21,730 $21,001 4Q01 4Q02 4Q03 4Q04 Net Rev 20349 21273 21976 22925 2002 2003 2004 $21,976 $21,273 Fourth Qtr. Per Unit Revenue* $22,737 $22,475 Memo: Incl. FIN46 $20,349 $21,273 $22,317 $23 ,171 $20,717 $21,001 $21,940 $22,917 2004 Net Pricing 2.4%** 2004 Net Pricing 1.3%** $761 $745 AUTOMOTIVE SECTOR -- NORTH AMERICA PER UNIT REVENUE $20,349 $20,717 2001 2001

AUTOMOTIVE SECTOR -- NORTH AMERICA NEW 2005 MODEL YEAR PRODUCTS GAINING MOMENTUM 2004 Calendar Year U.S. Retail Sales Five Hundred 3.0 4.2 5.4 89% $ 0 Freestyle 1.8 2.8 3.4 94 0 Montego 0.8 1.0 1.1 99 0 Mustang (New) 2.8 6.9 9.3 85 0 Escape Hybrid 1.0 0.8 0.8 88 0 Mariner 1.7 2.1 2.4 96 2,000 Total 11.1 17.7 22.5 89 % n/a Vehicle Oct Nov Dec Present Customer Cash Memo: MYTD Retail (000) (000) (000) (Pct)

Total Rental Other Retail East -1.4 -3.8 -1.9 -1.2 Auction Values of Top Selling Rental Vehicles First Eleven Months 2004 Ford and Lincoln Mercury U.S. Registrations vs. Year Ago (Pct. Pts.) AUTOMOTIVE SECTOR -- NORTH AMERICA DAILY RENTAL SHARE AND RESIDUAL VALUES (1.4) Pts. (3.8) Pts. (1.9) Pts. (1.2) Pts. Share of Industry Share of Segment Total Rental Other Fleet Retail Source: NADA AuctionNet (Manufacturer Sales); Vehicles one-year in service sold in Jan - Nov 2003 and Jan - Nov 2004; No adjustments for equipment, mileage, or condition. Ford Focus $1,045 $ 151 Taurus 402 (75) Mustang (Old) (261) (2,070) Explorer (14) (2,316) Windstar 271 (515) Lincoln Town Car $ 261 $(3,156) Vehicle Ford Segment Avg. Excl. Ford Improvement / (Decline) vs. Prior Model Year Segment Sales of Industry O / (U) Year Ago (000) - Ford (176) (22) 11 (165) - Other 436 232 71 133 Total 260 210 82 (32) Percent Change 1.6% 12.5% 8.7% (0.2)% Memo: Retail Car (0.9) Truck (0.3) Total (1.2) Source: Polk Registration Data

AUTOMOTIVE SECTOR -- NORTH AMERICA F-SERIES SETS SALES RECORD IN THE U.S. SC 4x4 FX4/Lar 54L 2003 MY 0.36 0.39 0.31 0.44 2004 MY 0.4 0.56 0.44 0.67 F-150 Retail Sales Mix 2003 MY 2004 MY Super Crew 4 x 4 FX4 / Lariat 5.4L Engine 2003 2004 Actual 845586 939511 New Record 2003 CY 2004 CY U.S. Unit Sales (F150 - F550)

AUTOMOTIVE SECTOR -- SOUTH AMERICA FOURTH QUARTER KEY METRICS -- 2004 vs. 2003 2003 2004 0.6 0.9 2004 2003 $0.9 $0.6 Revenue (Bils.) 2003 2004 Vehicle Unit Sales 61 83 2004 2003 83 61 Vehicle Unit Sales (000) 2003 2004 PBT -4 44 $(4) 2004 2003 Pre-Tax Profits (Mils.) $44 Memo: Brazil Mkt. Share 11.7% 13.0 % Full Year 210 292 $1.9 $3.0 $(129) $140 Brazil Mkt. Share 11.5% 11.8% $269

AUTOMOTIVE SECTOR -- EUROPE FOURTH QUARTER KEY METRICS -- 2004 vs. 2003 1st Qtr 2nd Qtr East 7.4 7.4 2004 2003 $7.4 $7.4 Revenue (Bils.) 2003 2004 487 451 2004 2003 451 487 Vehicle Unit Sales (000) 2003 2004 East 62 -69 $62 2004 2003 Pre-Tax Profits (Mils.)* $(69) Memo: Market Share 7.9% 7.9 % Full Year 1,609 1,705 $22.2 $26.5 $(1,107) $114 Market Share 8.6% 8.7% * Excluding special items; see Slide 4 and Appendix (pages 2, 3, and 4) for reconciliation to GAAP $1,221

AUTOMOTIVE SECTOR -- P.A.G. FOURTH QUARTER KEY METRICS -- 2004 vs. 2003 1st Qtr 1st Qtr East 7.4 7.8 2004 2003 $7.8 $7.4 Revenue (Bils.) 2003 2004 221 212 2004 2003 212 221 Vehicle Unit Sales (000) 2003 2004 East 114 -255 $114 2004 2003 Pre-Tax Profits (Mils.)* $(255) Memo: U.S. Mkt. Share 1.4% 1.4 % Eur. Mkt. Share 2.2% 2.3 % Full Year 754 771 $24.8 $27.6 $171 $(740) U.S. Mkt. Share 1.3% 1.3 % Eur. Mkt. Share 2.1% 2.3% * Excluding special items; see Slide 4 and Appendix (pages 2, 3, and 4) for reconciliation to GAAP

Special Items Halewood / Browns Lane -- Efficiencies $ - $ (23) $ - $ (23) Salaried Reductions (Jaguar / Land Rover) - - (71) (71) Formula One - - (16) (16) 2004 Special Items $ - $ (23) $(87) $ (110) Discontinued Operations Formula One (28) (312) (8) (348) 2004 Actions $(28) $(335) $(95) $ (458) 2005 Special Items Vehicle Assembly Shutdown at Browns Lane (75) Total $ (533) First Half AUTOMOTIVE SECTOR -- P.A.G. P.A.G. IMPROVEMENT PLAN Third Quarter Fourth Quarter Full Year Pre-Tax Profit Effect (Mils.)

AUTOMOTIVE SECTOR -- ASIA PACIFIC AND AFRICA / MAZDA FOURTH QUARTER 2004 PROFITS / (LOSS) Memo: B / (W) 2003 $ (26) $(39) $ 13 Full Year 163 45 118 Pre-Tax Profits (Mils.)* Asia Pacific and Africa / Mazda Asia Pacific and Africa Mazda and Assoc. Operations AP and A/M AP & Af Mazda & 2Q -22 -13 -9 $(22) $(9) $(13) * Excluding special items; see Slide 4 and Appendix (pages 2, 3, and 4 ) for reconciliation to GAAP

AUTOMOTIVE SECTOR -- ASIA PACIFIC AND AFRICA FOURTH QUARTER KEY METRICS -- 2004 vs. 2003 2003 2004 Revenue 1.5 1.6 2004 2003 $1.6 $1.5 Revenue (Bils.) 2003 2004 Vehicle Unit Sales 93 93 2004 2003 93 93 Vehicle Unit Sales (000) 2002 2003 PBT 3 25 2004 2003 Pre-Tax Profits (Mils.)* 1st Qtr 2nd Qtr East 26 -13 $(13) $26 Memo: Australia Mkt. Share 13.2% 14.3 % Full Year 353 407 $5.8 $7.0 $(2 3) $45 Australia Mkt. Share 13.9% 14.2% * Excluding special items; see Slide 4 and Appendix (pages 2, 3, and 4) for reconciliation to GAAP $68

AUTOMOTIVE SECTOR 2004 FOURTH QUARTER & FULL YEAR CASH* Fourth Quarter (Bils.) Cash, Marketable and Loaned Securities, Short-Term VEBA Assets December 31, 2004 $23.6 $ 23.6 September 30, 2004 / December 31, 2003 23.4 25.9 Change in Gross Cash $ 0.2 $ (2.3) Operating-Related Cash Flows Automotive Pre-Tax Profits** $(0.5) $0.9 Capital Spending (1.7) (6.3) Depreciation and Amortization 1.6 6.4 Changes in Receivables, Inventory, and Trade Payables 0.2 (0.4) Other -- Primarily Expense and Payment Timing Differences 1.9 0.4 Total Auto. Op.-Related Cash Flows (Excl. Contrib. and Tax Refunds) $ 1.5 $ 1.0 Pension and Long-Term VEBA Contributions $(2.0) $(5.0) Tax Refunds 0.3 0.3 Total Automotive Operating-Related Cash Flows $(0.2) $ (3.7) Other Cash Flows Capital Transactions w / Financial Services Sector $ 0.8 $ 4.2 Divestitures 0.1 0.5 Dividends to Shareholders (0.2) (0.7) All Other -- Primarily Net Reduction in Automotive Debt (0.3) (2.6) Total Change in Gross Cash $ 0.2 $ (2.3) * See Appendix (pages 16 and 17) for reconciliation to GAAP ** Excluding special items; see Slide 4 and Appendix (pages 2, 3, and 4) for reconciliation to GAAP Full Year (Bils.)

AUTOMOTIVE SECTOR BALANCE SHEET ACTIONS Reductions / (Increases) in Debt U.S. Senior Retirements $ 0.9 $1.3 Subordinated Redemptions 0 0.7 Retail Issuance (0.7) 0 All Other - Primarily Non-U.S. (0.2) 0.4 Subtotal $ 0 * $2.4 Pension Fund Contributions U.S. $ 2.0 $0.7 Non-U.S. 0.8 1.5 VEBA Contributions Long Term 2.0 2.8 Total $ 4.8 $7.4 * Excludes increases in debt related to adoption of FIN46 in 2003 (TOPrS $0.7 billion; convertible preferred $5.2 billion; other subsidiaries $0.8 billion) 2003 (Bils.) 2004 (Bils.)

TOTAL COMPANY PENSION UPDATE Worldwide Pre-Tax Expense (Bils.) $ 0.9 $ 0.9 Memo: Excluding Special Items - European Improvement Actions (Bils.) 0.8 0.8 Worldwide Pension Fund Contributions (Bils.) $ 2.8 $ 2.3 * Year-End Funded Status (Bils.) U.S. -- Funded Only $(2.0) $(1.5)** U.S. -- Total (3.4) (3.0)** Worldwide (11.7) (11.9)** U.S. Plan Pension Fund Returns 26.1% 13.0 % Year-End Discount Rate 6.25 5.75 * Includes $2.2 billion for automotive and $0.1 billion for non-automotive ** Preliminary estimate 2003 2004

2003 2004 TOTAL COMPANY POST-RETIREMENT HEALTH CARE AND LIFE INSURANCE Worldwide Pre-Tax Expense (Bils.) $ 4.2 $ 2.4 Memo: Excluding Special Items - Visteon Agreement (Bils.) 2.5 2.4 Worldwide Retiree Benefit Payments (Bils.) $ 1.4 $ 1.5 VEBA Contributions (Bils.) $ 3.5 $ 2.8 Worldwide Year-End Funded Status (Bils.) $(28.8) $(31.6)* U.S. Plan Year-End Discount Rate 6.25% 5.75% * Preliminary estimate

FINANCIAL SERVICES SECTOR 2004 FOURTH QUARTER AND FULL YEAR PROFIT / (LOSS) Pre-Tax Profit / (Loss) by Segment Total Credit Hertz Other 1001 859 107 35 Fourth Quarter (Mils.)* $1,001 Total Credit Hert Other 4963 4431 493 39 Full Year (Mils.)* $493 Total Hertz Ford Credit $4,963 Other Memo: B / (W) 2003 $144 $65 $63 $16 $1,716 $1,475 $265 $(24) * Excluding special items; see Slide 4 and Appendix (pages 2, 3, and 4) for reconciliation to GAAP $4,431 $39 Total Hertz Ford Credit Other $859 $107 $35

FINANCIAL SERVICES SECTOR 2004 FORD CREDIT PRE-TAX PROFIT COMPARED WITH 2003 Fourth Quarter (Bils.) 2003 2004 Volume Other Fin Credit loss Lease Other 0.8 0.9 -0.1 0 0.2 0 0 $0 $(0.1) Financing Margin Lease Residual $0.2 Volume 2004 $0.9 $0 Other 2003 $0.8 $0.1 $0 Credit Loss Full Year (Bils.) 2003 2004 Volume Other Fin Credit loss Lease Other 3 4.4 -0.4 0.2 1 0.5 0.1 $0.2 $(0.4) Financing Margin Lease Residual $1.0 Volume 2004 $0.5 Other 2003 $0.1 Credit Loss $4.4 $3.0 $1.4 ROE 14.9% 18.9% 14.0% 23.7%

AUTOMOTIVE SECTOR 2004 PLANNING ASSUMPTIONS AND OPERATIONAL METRICS Planning Assumptions Industry Volume -- U.S. (Mils.) 17.0 17.3 -- Europe (Mils.) 16.9 17.5 Operational Metrics Quality Improve in all regions Achieved Market Share Flat or improve in all regions Mixed Automotive Cost Performance* $500 million $882 million Capital Spending $7 billion $6.3 billion Operating-Related Cash Flow** $1.2 billion positive $1.0 billion 2004 Milestone * At constant volume, mix, and exchange, excluding special items ** Before pension and long-term VEBA contributions and tax refunds; see Slide 21 for calculation and Appendix (pages 16 and 17) for reconciliation to GAAP Base Full Year Results

TOTAL COMPANY 2004 FINANCIAL PERFORMANCE Pre-Tax Income Automotive Americas North America $ 1.5 - $1.7 $1,466 South America (0.1) - 0 140 Europe / P.A.G. Europe (0.2) - (0.1) 114 P.A.G. 0.5 - 0.6 (740) Asia Pacific and Africa / Mazda 0 - 0.1 163 Total Automotive $ 0.9 - $1.1 $ 850 Financial Services 2.6 - 2.7 4,963 Total Company $ 3.5 - $3.8 $5,813 Full Year Earnings Per Share $1.20 - $1.30 $2.11 * Excluding special items; see Slide 4 and Appendix (pages 2, 3, and 4) for amounts and description of special items Milestone* (Bils.) Full Year Results* (Mils.) u X u + + + + + +

SAFE HARBOR Greater price competition resulting from currency fluctuations, industry overcapacity or other factors; A significant decline in industry vehicle sales, particularly in the U.S. or Europe, resulting from slowing economic growth, geo- political events or other factors; Lower-than-anticipated market acceptance of new or existing products; Economic distress of suppliers that may require us to provide financial support or take other measures to ensure supplies of materials; Work stoppages at Ford or supplier facilities or other interruptions of supplies; The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs; Increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions; Unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise; Worse-than-assumed economic and demographic experience for our post-retirement benefit plans (e.g., investment returns, interest rates, health care cost trends, benefit improvements); Currency or commodity price fluctuations, including rising steel prices; Change in interest rates; A market shift from truck sales in the U.S.; Economic difficulties in any significant market; Higher prices for or reduced availability of fuel; Labor or other constraints on our ability to restructure our business; A change in our requirements under long-term supply arrangements under which we are obligated to purchase minimum quantities or pay minimum amounts; Credit rating downgrades; Inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts; Higher-than-expected credit losses; Lower-than-anticipated residual values for leased vehicles; Increased price competition in the rental car industry and/or a general decline in business or leisure travel due to terrorist attacks, acts of war, epidemic diseases or measures taken by governments in response thereto that negatively affect the travel industry; and Our inability to implement the Revitalization Plan. Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

APPENDIX

TOTAL COMPANY CALCULATION OF DILUTED EARNINGS PER SHARE Net Income (Mils.) Numerator After-Tax Profits $104 $555 $3,487 $4,280 Impact on Income from assumed conversion of convertible preferred securities -- 50 199 199 Income for diluted EPS $104 $605 $3,686 $4,479 Denominator Average shares outstanding 1,829 1,829 1,830 1,830 Net issuable shares, primarily stock options 15 15 14 14 Convertible preferred securities -- 282 282 282 Average shares for diluted EPS 1,844 2,126 2,126 2,126 Diluted EPS $ 0.06 $0.28 $1.73 $2.11 Appendix 1 of 17 Cont. Ops. -- Excl. Special Items (Mils.) Fourth Quarter 2004 Net Income (Mils.) Cont. Ops. -- Excl. Special Items (Mils.) Full Year 2004

TOTAL COMPANY INCOME FROM CONTINUING OPERATIONS COMPARED WITH NET INCOME After-Tax Profits (Mils.) Full Year 2004 Earnings Per Share* * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest. See Appendix (page 1) for calculation ** Non-Automotive item Income from Continuing Operations Excluding Special Items $ 5,813 $4,280 $ 2.11 Special Items - Visteon $ (600) (390) (0.18) - Fuel Cell Technology Charges (182) (140) (0.07) - P.A.G. Improvement Plan (110) (71) (0.03) - European Improvement Plan (49) (32) (0.02) - Property Clean-up Settlement** 45 29 0.01 - Disposition of Non-Core Business (64) (42) (0.02) Income from Continuing Operations $ 4,853 $3,634 $ 1.80 Discontinued Operations - Formula One Racing (227) (0.11) - Disposition of Other Non-Core Business 80 0.04 Net Income $3,487 $ 1.73 Pre-Tax Profits (Mils.) Appendix 2 of 17

TOTAL COMPANY 2003 - 2004 FOURTH QUARTER PRE-TAX RESULTS* North America $(1,392) $(1,107) $(1,597) $(637) $ 205 $ (470) South America (4) 44 -- -- (4) 44 Total Americas $(1,396) $(1,063) $(1,597) $(637) $ 201 $ (426) Europe $ (395) $ (69) $ (457) $ -- $ 62 $ (69) P.A.G. 114 (326) -- (71) 114 (255) Total Europe / P.A.G. $ (281) $ (395) $ (457) $ (71) $ 176 $ (324) Asia Pacific and Africa $ 26 $ (94) $ -- $ (81) $ 26 $ (13) Mazda & Assoc. Operations (22) (9) -- -- (22) (9) Total AP and Africa / Mazda $ 4 $ (103) $ -- $ (81) $ 4 $ (22) Other Automotive (319) 302 49 -- (368) 302 Total Automotive $(1,992) $(1,259) $(2,005) $(789) $ 13 $ (470) Financial Services 857 1,046 -- 45 857 1,001 Total Company $(1,135) $ (213) $(2,005) $(744) $ 870 $ 531 * From continuing operations 2003 (Mils.) 2004 (Mils.) Pre-Tax Profits (Incl. Special Items) Special Items Pre-Tax Profits (Excl. Special Items) 2003 (Mils.) 2004 (Mils.) 2003 (Mils.) 2004 (Mils.) Appendix 3 of 17

TOTAL COMPANY 2003 - 2004 FULL YEAR PRE-TAX RESULTS* North America $ 196 $ 668 $(1,597) $ (798) $ 1,793 $1,466 South America (129) 140 -- -- (129) 140 Total Americas $ 67 $ 808 $(1,597) $ (798) $ 1,664 $1,606 Europe $(1,620) $ 65 $ (513) $ (49) $(1,107) $ 114 P.A.G. 171 (834) -- (94) 171 (740) Total Europe / P.A.G. $(1,449) $ (769) $ (513) $ (143) $ (936) $ (626) Asia Pacific and Africa $(23) $ (36) $ -- $ (81) $ (23) $ 45 Mazda & Assoc. Operations 69 118 -- -- 69 118 Total AP and Africa / Mazda $ 46 $ 82 $ -- $ (81) $ 46 $ 163 Other Automotive (572) (276) 49 17 (621) (293) Total Automotive $(1,908) $ (155) $(2,061) $(1,005) $ 153 $ 850 Financial Services 3,247 5,008 -- 45 3,247 4,963 Total Company $ 1,339 $4,853 $(2,061) $ (960) $ 3,400 $5,813 * From continuing operations 2003 (Mils.) 2004 (Mils.) Pre-Tax Profits (Incl. Special Items) Special Items Pre-Tax Profits (Excl. Special Items) 2003 (Mils.) 2004 (Mils.) 2003 (Mils.) 2004 (Mils.) Appendix 4 of 17

AUTOMOTIVE SECTOR FOURTH QUARTER AUTOMOTIVE SUMMARY Appendix 5 of 17 * Excluding special items; see Slide 4 and Appendix (page 3) for reconciliation to GAAP North America 1,022 912 $22,808 $21,141 $205 $(470) South America 61 83 623 899 (4) 44 Total Americas 1,083 995 $23,431 $22,040 $201 $(426) Europe 487 451 $7,412 $ 7,425 $ 62 $ (69) P.A.G. 221 212 7,416 7,847 114 (255) Total Europe / P.A.G. 708 663 $14,828 $15,272 $176 $(324) Asia Pacific and Africa 93 93 $ 1,548 $1,559 $ 26 $ (13) Mazda and Assoc. Operations -- -- -- -- (22) (9) Total AP and Africa / Mazda 93 93 $1,548 $1,559 $ 4 $ (22) Other Automotive -- -- -- -- (368) 302 Total Automotive 1,884 1,751 $39,807 $38,871 $ 13 $(470) 2003 (000) 2004 (000) Vehicle Unit Sales Revenue Pre-Tax Profits* 2003 (Mils.) 2004 (Mils.) 2003 (Mils.) 2004 (Mils.)

AUTOMOTIVE SECTOR FULL YEAR AUTOMOTIVE SUMMARY Appendix 6 of 17 * Excluding special items; see Slide 4 and Appendix (page 4) for reconciliation to GAAP North America 3,810 3,623 $ 83,597 $ 83,017 $ 1,793 $1,466 South America 210 292 1,877 2,998 (129) 140 Total Americas 4,020 3,915 $ 85,474 $ 86,015 $ 1,664 $1,606 Europe 1,609 1,705 $ 22,186 $ 26,536 $(1,107) $ 114 P.A.G. 754 771 24,761 27,627 171 (740) Total Europe / P.A.G. 2,363 2,476 $ 46,947 $ 54,163 $ (936) $ (626) Asia Pacific and Africa 353 407 $ 5,839 $ 6,956 (23) 45 Mazda and Assoc. Operations -- -- -- -- 69 118 Total AP and Africa / Mazda 353 407 $ 5,839 $ 6,956 $ 46 $ 163 Other Automotive -- -- -- -- (621) (293) Total Automotive 6,736 6,798 $138,260 $147,134 $ 153 $ 850 2003 (000) 2004 (000) Vehicle Unit Sales Revenue Pre-Tax Profits* 2003 (Mils.) 2004 (Mils.) 2003 (Mils.) 2004 (Mils.)

AUTOMOTIVE SECTOR 2004 FULL YEAR MARKET RESULTS U.S. Industry SAAR (Mils.) 16.8 16.9 17.7 17.8 17.3 0.3 Market Share (Pct.) - Ford and Lincoln Mercury 18.7% 18.1% 17.3% 17.7% 18.0% (1.2) Pts. - Premier Automotive Group 1.4 1.3 1.2 1.4 1.3 -- Total U.S. Market Share 20.1% 19.4% 18.5% 19.1% 19.3% (1.2) Pts. Net Pricing (Pct.)* 1.2% 1.2% 0% 2.4% 1.3 % n/a Europe Industry SAAR (Mils.) 17.1 17.4 17.2 18.1 17.5 0.4 Market Share (Pct.) - Ford 9.2% 8.6% 8.8% 7.9% 8.7% 0.1 Pts. - Premier Automotive Group 2.3 2.4 2.2 2.3 2.3 0.2 Total Europe Market Share 11.5% 11.0% 11.0% 10.2% 11.0% 0.3 Pts. Net Pricing (Pct.)* 2.6% 0.2% 1.5% (0.3)% 0.1 % n/a Other Regions Ford Brand Market Share (Pct.) - Brazil 11.4% 11.1% 11.4% 13.0% 11.8% 0.3 Pts. - Australia 13.4 13.7 15.1 14.3 14.2 0.3 * Excludes P.A.G. brand vehicles; calculated at constant volume and exchange First Quarter Second Quarter Third Quarter Amount B / (W) 2003 Full Year Fourth Quarter Appendix 7 of 17

AUTOMOTIVE SECTOR PRODUCTION VOLUMES Appendix 8 of 17 North America 829 (71) 3,534 (192) Europe 423 (19) 1,709 119 P.A.G. 180 (20) 736 32 Units (000) B / (W) 2003 (000) Units (000) B / (W) 2003 (000) Fourth Quarter Full Year 2004 Actual 2004 Actual

AUTOMOTIVE SECTOR RECONCILIATION OF NET PRICING TO CHANGE IN AUTOMOTIVE SALES Automotive Sales 2004 $21,141 $23,171 $7,425 $16,452 $83,017 $22,917 $26,536 $15,566 2003 22,808 22,317 7,412 15,220 83,597 21,940 22,186 13,793 2004 B / (W) $ (1,667) $ 854 $ 13 $ 1,232 $ (580) $ 977 $ 4,350 $ 1,773 Than 2003 Explanation of Change (Pct.) Mix, Exchange, Other 1.4% 8.4% 3.2% 12.8 % Net Pricing 2.4 (0.3) 1.3 0.1 Total 3.8% 8.1% 4.5% 12.9 % North America (Mils.) (Per Unit) Fourth Quarter Europe (Per Unit) (Mils.) North America (Mils.) (Per Unit) Full Year Europe (Per Unit) (Mils.) Appendix 9 of 17 * Includes effect of FIN46

AUTOMOTIVE SECTOR COSTS AND EXPENSES Total Cost and Expenses $41,496 $40,541 $ 955 $139,816 $147,311 $(7,495) Select Cost Items Included Above: Depreciation $ 752 $ 713 $ 39 $ 2,802 $ 3,242 $ (440) Amortization 726 848 (122) 2,658 3,156 (498) Post-Retirement Expense 2,625 807 1,818 5,022 3,196 1,826 2003 (Mils.) 2004 (Mils.) 2004 B / (W) 2003 (Mils.) Fourth Quarter 2003 (Mils.) 2004 (Mils.) 2004 B / (W) 2003 (Mils.) Full Year Appendix 10 of 17

FINANCIAL SERVICES SECTOR FORD CREDIT RESULTS AND METRICS - FOURTH QUARTER Receivables (Bils.) On-Balance Sheet $128 $133 Securitized Off-Balance Sheet 47 35 Managed $175 $168 Charge-Offs (Mils.) On-Balance Sheet $606 $386 Managed 766 453 Loss-to-Receivables Ratio On-Balance Sheet * 1.99% 1.23 % Managed - U.S. Retail and Lease 2.15 1.71 - Worldwide Total 1.73 1.09 Allow. for Credit Losses Worldwide Amount (Bils.) $2.9 $2.4 Pct. Of EOP Receivables 2.26% 1.83 % Leverage (To 1)** Financial Statement 12.0 12.6 Managed 13.0 13.7 Dividend (Bils.) $0.8 $0.9 2003 2004 Key Metrics Net Income (Mils.) $470 $543 ROE 14.9% 18.9% 2003 2004 East 794 859 4Q 594 839 Pre-Tax Profits (Mils.) 4th Qtr. 2003 4th Qtr. 2004 $794 $859 Fourth Quarter * Includes charge-offs on reacquired receivables; excluding the charge-offs on reacquired receivables, the ratios would be 1.88% in 2003 and 1.18% in 2004 ** See Appendix (pages 13 - 15) for calculation, definitions and reconciliation to GAAP Appendix 11 of 17 $65

FINANCIAL SERVICES SECTOR FORD CREDIT RESULTS AND METRICS -- FULL YEAR Receivables (Bils.) On-Balance Sheet $128 $133 Securitized Off-Balance Sheet 47 35 Managed $175 $168 Charge-Offs (Mils.) On-Balance Sheet $1,891 $1,327 Managed 2,534 1,645 Loss-to-Receivables Ratio On-Balance Sheet* 1.60% 1.10 % Managed - U.S. Retail and Lease 1.89 1.44 - Worldwide Total 1.40 0.97 Allow. for Credit Losses Worldwide Amount (Bils.) $2.9 $2.4 Pct. Of EOP Receivables 2.26% 1.83 % Leverage (To 1)** Financial Statement 12.0 12.6 Managed 13.0 13.7 Dividend (Bils.) $3.7 $4.3 2003 2004 Key Metrics Net Income (Mils.) $1,817 $2,862 ROE 14.0% 23.7% 2003 2004 East 3 4.4 4Q 594 839 Pre-Tax Profits (Bils.) 2003 2004 $3.0 $4.4 Full Year * Includes charge-offs on reacquired receivables; excluding the charge-offs on reacquired receivables, the ratios would be 1.52% in 2003 and 1.04% in 2004 ** See Appendix (pages 13 - 15 ) for calculation, definitions and reconciliation to GAAP Appendix 12 of 17 $1.4

FINANCIAL SERVICES SECTOR FORD CREDIT KEY METRIC DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below. Information about the impact of on-balance sheet securitization is also included below : Managed Receivables -- receivables reported on Ford Credit's balance sheet and receivables Ford Credit sold in off-balance-sheet securitizations and continues to service Serviced Receivables -- includes managed receivables and receivables Ford Credit sold in whole-loan sale transactions (i.e., receivables for which Ford Credit has no continuing exposure or risk of loss) Charge-offs on Managed Receivables -- charge-offs associated with receivables reported on Ford Credit's balance sheet plus charge-offs associated with receivables Ford Credit sold in off-balance sheet securitizations and continues to service Impact of On-Balance Sheet Securitization -- retail installment receivables reported on Ford Credit's balance sheet include receivables sold in securitizations. These receivables have been legally sold to Ford Credit sponsored special purpose entities and are available only to pay securitization investors and other participants and are not available to pay the obligations of Ford Credit or the claims of Ford Credit's creditors. Debt reported on Ford Credit's balance sheet includes debt issued to securitization investors which is payable solely out of collections on the receivables supporting the securitization and is not the legal obligation of Ford Credit. Appendix 13 of 17

FINANCIAL SERVICES SECTOR FORD CREDIT RATIO DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Off-Balance Sheet Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + - Retained Interest in Securitized Off-Balance Sheet Receivables Charge-offs = + Charge-offs on Reacquired Receivables Average Net Receivables Loss-to-Receivables Ratio Appendix 14 of 17

FINANCIAL SERVICES SECTOR FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Total Debt* $149.7 $144.3 Total Securitized Receivables Outstanding** 49.4 37.7 Retained Interest in Securitized Receivables*** (13.0) (9.5) Adjustments for Cash and Cash Equivalents (15.7) (12.7) Adjustments for SFAS 133 (4.7) (3.2) Adjusted Debt $165.7 $156.6 Total Stockholder's Equity (incl. minority interest) $ 12.5 $ 11.5 Adjustments for SFAS 133 0.2 (0.1) Adjusted Equity $ 12.7 $ 11.4 Managed Leverage to 1**** 13.0 13.7 Financial Statement Leverage = Total Debt / Equity 12.0 12.6 * Includes $9.0 billion and $12.6 billion in 2003 and 2004 respectively of debt issued by securitization SPEs which is payable solely out of collections on the receivables sold to the SPEs and is not the legal obligation of Ford Credit ** Off-balance sheet only, including securitized funding from discontinued operations *** Includes retained interest in securitized receivables from discontinued operations **** Adjusted Debt / Adjusted Equity Dec. 31, 2003 (Bils.) Dec. 31, 2004 (Bils.) Leverage Calculation Appendix 15 of 17

AUTOMOTIVE SECTOR GROSS CASH RECONCILIATION TO GAAP Appendix 16 of 17 Cash and Cash Equivalents $ 6.9 $10.1 $ 3.2 Marketable Securities 9.3 8.3 (1.0) Loaned Securities 5.7 1.1 (4.6) Total Cash / Market. Sec. $21.9 $19.5 $(2.4) Short-Term VEBA 4.0 4.1 0.1 Gross Cash $25.9 $23.6 $(2.3) Dec. 31, 2004 B / (W) Dec. 31 2003 (Bils.) Dec. 31 2004 (Bils.) Dec. 31 2003 (Bils.)

Appendix 17 of 17 AUTOMOTIVE SECTOR GAAP RECONCILIATION OF OPERATING-RELATED CASH FLOWS Cash Flows from Operating Activities before Securities Trading $ 0 $ 3.6 $ 1.4 $ 0 Items Included in Operating-Related Cash Flows Capital Expenditures $(1.7) $(0.1) $(6.3) $ 0.9 Net Transactions Between Automotive and Financial Services Sectors 1.2 0.4 1.3 * 0.1 Exclusion of ST VEBA Cash Flows - Net (Drawdown) / Top-Up - (3.3) - (1.3) Other 0.3 0.8 (0.1) (0.4) Total Reconciling Items $(0.2) $(2.2) $(5.1) $ (0.7) Total Automotive Operating-Related Cash Flows $(0.2) $ 1.4 $(3.7) $ (0.7) Pension and Long Term VEBA Contribution 2.0 (1.3) 5.0 0.2 Tax Refunds (0.3) (0.1) (0.3) 1.4 Total Auto. Op.-Related Cash Flows $ 1.5 $ 0 $ 1.0 $ 0.9 (Excl. Contrib. and Tax Refunds) * Net transactions with Automotive / Financial Services line from Sector Cash Flows statement 4th Qtr. (Bils.) 2004 Full Year (Bils.) B / (W) Than 2003 (Bils.) B / (W) Than 2003 (Bils.)